Exhibit 32

SECTION 1350 CERTIFICATION

        The undersigned certify that:

(1)     The accompanying Quarterly Report on Form 10-Q for the period ended March 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the accompanying Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2005	/s/ Scott F. Drill

Scott F. Drill President and Chief Executive Officer (principal executive officer)
Date: May 12, 2005	/s/ Justin W. Shireman

Justin W. Shireman Vice President, Finance and Chief Financial Officer (principal financial officer)